Exhibit 99.1

Andatee Announces Receipt of Nasdaq Continued Listing Deficiency Notice

April 27, 2015, DALIAN, Liaoning Province, China - Andatee China Marine Fuel Services Corporation (NASDAQ: AMCF), a producer, distributor, and retailer of quality marine fuel for small cargo and fishing vessels in China (the “Company”), today announced that on April 21, 2015 it received a staff determination from the Nasdaq Stock Market (“Nasdaq”) informing the Company that since it had not paid certain fees required by Listing Rule 5250(f), the Company will be delisted unless it appeals the staff determination (the “Staff Determination”) in accordance with Nasdaq Listing Rules. Specifically, to appeal the Staff Determination to delist the Company’s securities, the Company must submit a hearing request, along with a $10,000 hearing fee, to the Nasdaq Hearings Department by no later than the close of business on April 28, 2015. As of the date hereof, the Company has remitted all outstanding fees.

The Company intends to appeal the Staff Determination in accordance with the Nasdaq Listing Rules by requesting an oral hearing before a Hearings Panel (the “Panel”). A hearing request will stay the suspension of the Company’s securities. The time and place of such hearing will be determined by the Panel. There can be no assurance that the Panel will grant the Company’s request for continued listing. If the Panel does not grant the relief sought by the Company, its securities will be delisted from Nasdaq in which event the Company would seek to cause them be quoted in over the counter markets, which may result in a substantially less liquid market for the securities.

About Andatee China Marine Fuel Services Corporation

Andatee China Marine Fuel Services Corporation, through its subsidiaries, engages in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels in the People’s Republic of China. Andatee is based in Dalian, PRC.

Safe Harbor Relating to the Forward Looking Statements

Statements contained in this press release not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. All forward-looking statements included herein are based upon information available to the Company as of the date hereof and, except as is expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. To the extent that any statements made here are not historical, these statements are essentially forward-looking. The Company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and/or similar expressions to identify forward-looking statements in this press release. Undue reliance should not be placed on forward-looking information. The Company may also make written or oral forward-looking statements in its periodic reports filed with the U.S. Securities and Exchange Commission and other written materials and in oral statements made by its officers, directors or employees to third parties. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. Such risk factors include, without limitation, the Company’s ability to submit a plan of compliance that will be approved by the Nasdaq staff, the Company’s ability to complete the 2014 audit and filing of the 2014 Annual Report on Form 10-K within the projected timeframe, its ability to maintain listing of its securities on Nasdaq, the Company’s ability to properly execute our business model, oil price stability, to address price and demand volatility, to counter weather and seasonal fluctuations, to attract and retain management and operational personnel, potential volatility in future earnings, fluctuations in the Company's operating results, our ability to expand geographically into new markets and successfully integrate future acquisitions, our ability to integrate and capitalize on the recent acquisitions, PRC governmental decisions and regulation, and existing and future competition that the Company is facing. Additional risks that could affect our future operating results are more fully described in our U.S. Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC and other subsequent filings. These filings are available at http://www.sec.gov. The Company may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the SEC and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.